UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2016 (June 3, 2016)
Republic Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	4

SIGNATURES	5

EX-23.1
EX-99.1
EX-99.2
EX-101.INS
EX-101.SCH
EX-101.CAL
EX-101.LAB
EX-101.PRE
EX-101.DEF

Item 8.01 Other Events.

In January 2016, Republic Services, Inc. (the “Company,” “we,” “us” or “our”) realigned our field support functions by combining our regions into two field groups, consolidating our areas and streamlining select operational support roles at our Phoenix headquarters. Following our restructuring, our senior management now evaluates, oversees and manages the financial performance of our operations through two field groups, referred to as Group 1 and Group 2. As a result of the change in our reportable segments, we revised certain notes to our audited consolidated financial statements as well as the related discussion and presentation in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
In the first quarter of 2016, we adopted Accounting Standards Update 2015-03, Interest - Imputation of Interest (Subtopic 835-30) -
Simplifying the Presentation of Debt Issuance Costs, on a retrospective basis. The standard simplifies the presentation of debt issuance costs and requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with the presentation of debt discounts. As a result of the adoption of the standard, we revised our balance sheet presentation and certain notes to our audited consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
The Company’s revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and revised Item 8. Financial Statements and Supplementary Data to our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, are incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively.
For the noted revisions, refer to our "Recent Developments," “Reportable Segments,” "Financial Condition," and "Critical Accounting Judgments and Estimates" sections of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Exhibit 99.1, and Note 1, Basis of Presentation, Note 2, Summary of Significant Accounting Policies, Note 5, Goodwill and Other Intangible Assets, Net, Note 6, Other Assets, Note 9, Debt, Note 14, Segment Reporting, and Note 16, Financial Instruments in Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.2	Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Services, Inc.

Date: June 3, 2016	By:	/s/ Charles F. Serianni
Charles F. Serianni
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer (Principal Accounting Officer)

5